EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 7, 1996 included in the Garden Ridge Corporation's Annual Report on Form 10-K for the year ended January 28, 1996.

                                        /s/ ARTHUR ANDERSEN LLP
                                            Arthur Andersen LLP

Houston, Texas
October 8, 1996